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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                                                              New York, New York

August 7, 1998

    We consent to the inclusion in this registration statement on Form S-1 of our report dated August 6, 1998, on our audit of the financial statements of Lifestyle Fitness of Springfield, Inc. and Affiliates. We also consent to the reference to our firm under the caption "Experts."

                                          PRICEWATERHOUSECOOPERS LLP